UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2013 (December 11, 2013)

BankUnited, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35039	27-0162450
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14817 Oak Lane

Miami Lakes, FL 33016

(Address of principal executive offices) (Zip Code)

(305) 569-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information required by Item 5.02 contained in Item 8.01 below is incorporated by reference into this Item 5.02.

Item 8.01              Other Events.

On December 11, 2013, Mark Bagnoli was appointed Chief Risk Officer of BankUnited, N.A. (the “Bank”), a wholly-owned subsidiary of BankUnited, Inc.  Mr. Bagnoli previously served as Chief Auditor of the Bank.  In connection with the transition, Randy Melby stepped down from his position as Senior Executive Vice President, Chief Risk Officer of the Bank, effective December 11, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2013	BANKUNITED, INC.

/s/ Leslie Lunak
	Name:	Leslie Lunak
	Title:	Chief Financial Officer